                                                                   CONFIDENTIAL

                           AMENDED AND RESTATED LEASE
                                 BY AND BETWEEN
                        KAMBER PARK ASSOCIATES, LANDLORD
                                       AND
                           OPTIVA CORPORATION, TENANT


THIS AMENDED AND RESTATED LEASE (herein called the "Lease"), dated the 19 day of May, 1995, is made by and between KAMBER PARK ASSOCIATES (herein called "Landlord") and OPTIVA CORPORATION (herein called "Tenant"), and, effective as of the date hereof, amends and restates that certain Lease dated February 17, 1995 by and between Landlord and Tenant.

For and in consideration of the mutual covenants and undertakings hereinafter set forth, the parties hereto agree as follows:

          1. PREMISES

          (a) Current Premises. Landlord leases to Tenant and Tenant leases from Landlord Suites K and L, consisting of approximately 11,032 sq. ft., as shown on the site plan attached hereto as Exhibit "A" (hereinafter referred to as the "Premises"), in KAMBER PARK which is located at 13221 SE 26th Street, Bellevue, WA 98005 and is legally described in Exhibit "B" attached hereto and incorporated herein by this reference (the "Project"). In addition, Suite D of the Project, consisting of approximately 13,892 square feet, shall be added to this Lease effective as of the date the Landlord's lease with Mechatronics is terminated.

          (b) Expansion Space. So long as Tenant is not then in default under the terms of this Lease, Tenant and Landlord agree to the following with respect to the other Suites in the Project:

               (1) Suite M. Landlord has reached an agreement with Gymnastics East ("GE") to relocate GE from Suite M to Suite C in the Project. Tenant shall reimburse Landlord, as additional rent, for the difference between the monthly rental rate to be paid by GE for Suite C and the fair rental value of Suite C, to a maximum of One Thousand Dollars ($1,000.00) per month. Landlord shall, within seven (7) days after the earlier to occur of (i) the date an agreement was reached with GE or (ii) May 15, 1995, provide the required termination notice to U.S. West to vacate Suite C on or before 90 days from the date of Landlord's notice to U.S. West. Tenant shall occupy Suite M immediately upon its availability.




   DB                                                                     DG
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LANDLORD                                                                TENANT


                                      -1-


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                                                                   CONFIDENTIAL


               The agreement with GE shall require GE to relocate to Suite C within thirty (30) days of vacation by U.S. West. The agreement with GE shall also provide that, once GE has occupied Suite C, Landlord will use good faith efforts to find alternative space suitable to GE outside of the Project. If such alternative space can be found, then the Landlord shall allow for early termination of GE's lease of Suite C so long as Tenant agrees to lease Suite C at the rental rates then in effect for Suite M, with a commencement date effective as of the date GE vacates Suite C.

               (2) Suites C and N. In the event an agreement with Gymnastics East, Inc. cannot be reached by May 15, 1995, despite Landlord's reasonable best efforts, then Tenant agrees to lease Suite C commencing upon its availability for occupancy by Tenant. Landlord agrees to lease to Tenant, and Tenant agrees to lease from Landlord, Suite N commencing November 1, 1995, at the rental rate then in effect for Suite N.

               (3) Other Suites: First Option to Lease. In addition to the Expansion Space described in Subparagraphs 1(b)(1) and 1(b)(2) above, the Tenant shall have a first option to lease Suites A, B-1, B-2, E, F and M (if Suite M has not been already been leased by Tenant under Subparagraph 1(b)(1) above) in the Project upon the earlier to occur of any of the following (individually called a "Triggering Event"):

                   (i) Landlord receives notice that a tenant of any of the above Suites intends to vacate that Suite or not renew its lease;

                   (ii) A tenant of any of the above Suites fails to timely exercise its right to extend or renew the term of its lease;

                   (iii) A tenant, who has no right to extend or renew under its lease, requests an extension or renewal of its lease;

                   (iv) A tenant has defaulted on its lease with respect to any of the above Suites, and has no defenses or right to cure, or does not thereafter file a petition for protection under the U.S. bankruptcy laws; or

                   (v) Any other circumstance resulting in any of the above Suites becoming available prior to the expiration of an existing lease term.

Upon learning of the occurrence of a Triggering Event, the Landlord shall promptly notify the Tenant in writing of such occurrence, specifying the type of Triggering Event, the date of the occurrence, the date that Landlord anticipates the applicable Suite to become available for occupancy, and any other information that Landlord deems relevant. Tenant shall have thirty (30) days following receipt of Landlord's notice within which to notify Landlord in writing that Tenant elects to exercise its option to lease the applicable


   DB                                                                     DG
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LANDLORD                                                                TENANT


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                                                                   CONFIDENTIAL


Suite commencing on the date Landlord projects the Suite will be available for occupancy. If Tenant fails to so notify Landlord within the thirty (30) day period, Tenant shall be deemed to have elected NOT to have exercised its option, and Landlord may lease the Suite to another party. With respect to Triggering Event (iii) only, Landlord shall not respond to the tenant's request for an extension or renewal until Tenant has elected not to exercise its option with respect to that Suite, either affirmatively or by failing to respond in a timely manner.

          (c) Once Tenant has exercised its option with respect to a particular Suite and it is available for occupancy by Tenant, said Suite shall be deemed included in the definition of "Premises" under this Lease, and shall be subject to all of the terms and conditions hereof.

          (d) Landlord shall not agree to extend any lease, or modify any lease to allow an extension, without Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed, unless such lease currently allows the tenant under it to extend.

          (e) The table below is a description of all of the Suites of the Project, and the approximate square footage and type of space in each Suite. This table shall be used in calculating the rent payable for each Suite, regardless of the actual square footage of the Suite, except, however, for the Suites constituting the Expansion Space described in Paragraph 1(b)(3) herein, Tenant shall have thirty (30) days from the date of initial occupancy to notify Landlord of any variation is square footage from the numbers shown on the table and, subject to Landlord's verification of Tenant's numbers, the rent shall then be based on the actual square footage and determined in accordance with Section 34 herein.



-------------------------------------------------------------------------------
SUITE                       SQ. FEET              OFFICE              WAREHOUSE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A                            18,203                4,866               13,337
-------------------------------------------------------------------------------
B1                            1,310                1,100                  210
-------------------------------------------------------------------------------
B2                            1,240                1,240                    0
-------------------------------------------------------------------------------
C                             8,620                2,190                6,430
-------------------------------------------------------------------------------
D                            13,892                1,910               11,982
-------------------------------------------------------------------------------
E                             7,705                1,125                6,580
-------------------------------------------------------------------------------
F                             1,584                    0                1,584
-------------------------------------------------------------------------------

   DB                                                                 DG
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Landlord                                                            Tenant


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                                                                   CONFIDENTIAL


K&L                          11,032                6,046                4,986
-------------------------------------------------------------------------------
M                             6,940                  940                6,000
-------------------------------------------------------------------------------
N                             7,872                1,390                6,482
-------------------------------------------------------------------------------
M (Reis Group)                  675                  675                    0
-------------------------------------------------------------------------------


          2. USE

          Tenant shall use the Premises exclusively for general office and warehouse purposes, in addition to a research and development lab in Suite L, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord represents that the Project is currently zoned L1 as is Tenant's current facility and to the best of Landlord's knowledge, the Tenant's proposed use is permitted by the current zoning. Tenant is responsible for confirming that its intended use of the Premises is allowable under this current zoning.

          3. MINIMUM RENT

          Tenant agrees to pay to Landlord as Minimum Rent the monthly sums set forth below, in advance, without notice, on or before the first day of each and every successive calendar month during the term hereof, except the first month's rent shall be paid upon the execution hereof. Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and at such place as Landlord may from time to time designate in writing.

          (a) Current Premises. For the Current Premises described in Paragraph 1(a) above, the monthly rent is as follows:


Commencement Date through July 31, 1995 (including Suite D):              $16,040.68/mo.


August 1, 1995 through July 31, 1996 (including Suite D):                 $16,179.60/mo.


August 1, 1996 through July 31, 1997 (including Suite D):                 $16,318.52/mo

August 1, 1997 through July 31, 1998 (including Suite D):                 $1.03/sq. ft./mo. for office
                                                                          $  .515/sq. ft./mo. for warehouse



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LANDLORD                                                                TENANT



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                                                                   CONFIDENTIAL

August 1, 1998 through July 31, 1999 (including Suite D):                 $1.06/sq. ft./mo. for office
                                                                          $  .53/sq. ft./mo. for warehouse

August 1, 1999 through April 30, 2000 (including Suite D):                $1.09/sq. ft./mo. for office
                                                                          $  .545/sq. ft./mo. for warehouse

            (b) Paragraphs 1(b)(1) and 1(b)(2) Expansion Space. For the Expansion Space described in Paragraphs 1(b)(1) and 1(b)(2) above, the monthly rent is as follows:


Commencement Date through October 31, 1996                               $1.00/sq. ft./mo. for office
                                                                         $  .50/sq. ft./mo. for warehouse

November 1, 1996 through October 31, 1997                                $1.03/sq. ft./mo. for office
                                                                         $  .515/sq. ft./mo. for warehouse


November 1, 1997 through October 31, 1998                                $1.06/sq. ft./mo. for office
                                                                         $  .53/sq. ft./mo. for warehouse


November 1, 1998 through October 31, 1999                                $1.09/sq. ft./mo. for office
                                                                         $   .545/sq. ft./mo. for warehouse


November 1, 1999 through April 30, 2000                                  $1.12/sq. ft./mo. for office
                                                                         $   .56/sq. ft./mo. for warehouse


          (c) Paragraph 1(b)(3) Expansion Space. For the Expansion Space described in Paragraph 1(b)(3) above, Tenant agrees to pay to Landlord the fair market rent of the applicable Suite at the time said Suite is made available for Tenant's occupancy. The rental shall commence as of the date said Suite is made available for Tenant's occupancy.

          (d) Rent Table. A table showing the monthly rent for each Suite, based on the square footage of each Suite, is attached hereto as Exhibit "D" and incorporated herein by this reference.

          4. TERM

          4.1 The lease term shall be that period specified below. The parties hereto acknowledge that certain obligations under various articles hereof may commence prior to the lease term (i.e., construction, hold harmless, liability insurance, etc.) and the parties agree to be bound by these articles prior to commencement of the lease term.

          (a) Current Premises: March 1, 1995 through April 30, 2000.


   DB                                                                     DG
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LANDLORD                                                                TENANT



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

                                                                   CONFIDENTIAL


          (b) Paragraphs 1(b)(1) and 1(b)(2) Expansion Space: Commencing on the date the applicable Suite Is made available for occupancy by Tenant through April 30, 2000.

          (c) Paragraph 1(b)(3) Expansion Space: Commencing on the date the applicable Suite is made available for occupancy by Tenant for a minimum term of two (2) years (or longer upon mutual agreement).

          4.2 Early Termination. Tenant shall have the option to terminate this Lease upon at least nine (9) months' prior notice, which notice may be given at any time after August 1, 1997. To be effective, the notice must be in writing, specify the date of termination, and enclose $10,000 of the early termination fee described in the schedule set forth below, with the balance of the fee to be paid three (3) months before the early termination date:


Termination Date Between:                                                  Fee:
            May 1, 1998 and October 31, 1998:                              6 months' rent

            November 1, 1998 and April 30, 1999:                           5 months' rent

            May 1, 1999 and October 31, 1999:                              2 months' rent

            November 1, 1999 and April 30, 2000:                           none


Provided, however, with respect to any of the Expansion Space leased by Tenant in accordance with Paragraph 1(b)(3) above, Tenant agrees: (i) not to terminate this Lease so that the term expires during the months of October, November, December and January; and (ii) not to terminate this Lease as to more than one-third of such Expansion Space leased at the end of the required term and a maximum of an additional one-third of such Expansion Space released at the end of successive three (3) month periods, such that the total space will be released to Landlord over six (6) months. Landlord and Tenant agree that should the termination date occur on or after May 1, 1999, then the early termination fee with respect to such Expansion Space shall be reduced by the base rental payments made during the staged termination described in the preceding clause 4.2(ii).

          5. SECURITY DEPOSIT

                             [INTENTIONALLY OMITTED]

          6. ADDITIONAL CHARGES



   DB                                                                     DG
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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


          (a) Adjustments

               (1) It is the intent of the Landlord and Tenant that the Lease be "triple net". Accordingly, in addition to the Minimum Rent provided in Paragraph 3, and commencing at the same time as the minimum rental commences hereunder, Tenant shall pay to Landlord the following items, hereinafter referred to as "Additional Rent". Tenant shall either pay the expenses hereinafter set forth directly, if they are separately metered or otherwise directly identified with and charged to the Premises, or shall pay to Landlord Tenant's allocable share of such expenses not specifically identified to the Premises. Tenant's allocable share of expenses not specifically identified to the Premises shall be determined as that percent of the total cost of the following items (which are not specifically identified to the Premises) as Tenant's total floor area bears to the total rentable floor area of the project determined as of the first day of each calendar quarter; provided, however, that if any tenant in the project pays any of the following items directly, such tenant's square footage shall not be deemed a part of the total rentable floor area of the project for purposes of determining Tenant's allocable share of such item.

                    (a) All real estate taxes and insurance premiums on the Premises during the lease term, including land, building, and improvements thereon. Said real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the Premises, including any taxes which may be levied on rent. Said insurance shall include all insurance premiums for fire, extended coverage, liability and any other insurance that Landlord deems necessary on the Premises.

                    (b) All costs to maintain, repair, and replace common areas and other areas used in common by the tenants of the project.

                    (c) All costs to supervise and administer said common areas, sidewalks, and other areas used in common by the tenants or occupants of the Project. Such costs shall include such fees as may be paid to a third party in connection with same and shall in any event include a fee to Landlord to supervise and administer the common areas. This shall also include property management costs ordinary to the course of collection of rents, payments of expenses, related accounting duties, and administration of all maintenance contracts and services provided to the project.

                    (d) Any parking charges, utilities surcharges, or any other costs levied, assessed, or imposed by any governmental authority in connection with the use or occupancy of the Premises of the parking facilities serving the Premises.

               (2) Upon commencement of rental Landlord shall submit to tenant a budget of the anticipated monthly additional rent for the period between such commencement and the following December 31, and Tenant shall pay these adjustments on a monthly basis concurrently with the payment of the Minimum Rent. Tenant shall




   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


continue to make said monthly payments until notified by Landlord of a change thereof. By March 31 of each year, Landlord shall endeavor to give Tenant a statement showing the total costs which constitute additional rental items for the Project for the prior calendar year. If the amount paid by the Tenant during the previous year turns out to be less than the Tenant's actual share of such additional rent items, then Tenant shall pay the difference in a lump sum within twenty (20) days after receipt of such statement of the Landlord. Any overpayment by Tenant shall immediately be credited towards the monthly additional rent next coming due. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of additional rent for the year in which this lease terminates, Tenant shall immediately pay any increase due over the estimated adjustments previously paid and, conversely, any overpayment made shall be immediately repaid by Landlord to Tenant. Failure of Landlord to submit written statements as called for herein shall not be deemed to be a waiver of Tenant's obligations to pay sums as herein provided.

          7. RISK TO PROPERTY

          (a) Permitted Use--See Section 2 above.

          (b) Not Permitted

          Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises which will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause a cancellation of any insurance upon the Project or any of its contents, or cause a cancellation of any insurance policy covering said building or any part thereof or any of its contents. If Tenants activities do have increased insurance costs, Tenant may engage in such activities provided such activities are lawful, and tenant shall pay for the increased premiums. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or cause injury or use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose; nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

          8. COMPLIANCE WITH LAW

          Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or which may hereafter be in formed and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use, or occupancy of the premises, excluding structural changes materially or


   DB                                                                     DG
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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


substantially related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, suite, ordinance or governmental rule, regulation, or requirement shall be conclusive of the fact as between the Landlord and Tenant.

          9. ALTERATIONS AND ADDITIONS

          Tenant shall not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part thereof without first obtaining the written consent of Landlord and any alterations, additions, or improvements to or of said Premises including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Tenant shall upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the premises caused by such removal. Landlord agrees to reasonably cooperate with Tenant's efforts to obtain the necessary permits, at Tenant's sole cost and expense, to construct a footbridge across the creek at the south end of the Project. Landlord grants Tenant permission to connect a data and telephone cable to the building at Tenant's sole expense.

          10. REPAIRS

          (a) Upon commencement of possession hereunder, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition, and repair in an "as-is" condition; provided, however, that, with respect to Expansion Space, Tenant shall not be liable for damage caused by a previous occupant of said Space and the Space shall be delivered in broom clean condition. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and (except as hereinafter provided with respect to Landlord's obligations) including, without limitation, the maintenance, replacement, and repair of any storefront, doors, window casements, glazing, interior plumbing, pipes, electrical wiring and conduits, air-conditioning system, if any, and heating system. Tenant shall, upon the expiration or sooner termination of this lease hereof, surrender the Premises to the Landlord in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of tenant excepted. Any damage to adjacent premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant. If any of the above items shall fail as


   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


a result of defective workmanship or equipment, Landlord shall be responsible for the repair of said items. Landlord shall obtain a service contract for the maintenance of the HVAC equipment servicing Tenant's Premises, the cost of said contract shall be paid by the Tenant as provided under Paragraph 6, Additional Charges, of the Lease.

          (b) Notwithstanding the provisions of Paragraph 10 (a), Landlord shall repair and maintain the structural portions of the building in which the Premises are situated, consisting of the foundation, exterior walls and roof, unless such maintenance and repairs are required in part or in whole by the act, neglect, fault, or omission of any duty by the Tenant, its agents, servants, employees, invitees, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time but in no event later than thirty (30) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Notwithstanding the foregoing, in the event of a roof leak that impairs Tenant's business, if Landlord does not commence repairs within three (3) days of Tenant issuing notice, Tenant may, at its option, have repairs made sufficient to stop the leak and deduct the cost of repairs from its rent, with the deduction not to exceed 50% of the rent due in any succeeding month. Except as provided in herein there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the building or the Premises or in or to fixtures, appurtenances and equipment therein unless due to Landlord negligence.

          11. LIENS

          Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant.

          Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having and interest therein, from mechanics' and materialmen's liens and Tenants shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises. With respect to the Current Premises only, Landlord shall waive the requirement for Tenant to give Landlord ten (10) business days prior notice of its expected date of commencement of any work relating to alterations or additions to the Current Premises for Tenant's initial tenant improvements. This waiver shall not affect the ten (10) business days' notice and approval requirements


   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


set forth above for any alterations or additions to any Expansion Space described in this Lease.

          12. ASSIGNMENT AND SUBLETTING

          Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease or any interest thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants, and invites of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation, or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void and shall, at the option of the Landlord, constitute a default under the terms hereunder, Tenant shall pay Landlord reasonable fees, not to exceed Five hundred and no/100 Dollars ($500.00) incurred in connection with the processing of documents for the giving of such consent.

          13. HOLD HARMLESS

          Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the premises or from the conduct of its business or from any activity, work, or other things done, permitted, or suffered by the Tenant in our about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this lease or arising from any act or negligence of the Tenant or any officer, agent, employee, guest, or invites of Tenant, and from all costs, attorney's fees, and liabilities incurred to defend against any such claim or any action or proceeding brought thereon; and if any action or proceeding shall be threatened or brought against landlord by reason of such claim Tenant upon notice from Landlord shall defend the same at Tenant's expense by Tenants legal counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises, from any cause other than Landlord's negligence; and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the building or from the pipes, appliance, or plumbing works therein or from the roof, street, or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants, or



   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


employees. Landlord or its agents shall not be liable for interference with the light or air, or for any latent defect in the Premises.

          14. HAZARDOUS SUBSTANCES

          The Term "hazardous substances" as used in this lease shall include, without limitation, flammable, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known to cause cancer or to reproductive toxicity, pollutants, contaminants, hazardous waste, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any laws or relation now or hereafter enacted or promulgated by any governmental authority.

          14.1. Tenant shall not cause or permit to occur:

          (a) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions, on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to soil and ground water conditions; or

          (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substance, except in the ordinary course of business and in strict compliance with all applicable environmental laws.

          14.2. Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws").

          (a) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

          (b) Should any Authority or any third party demand that a cleanup plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such clean-up plans.

          (c) Tenant shall promptly provide all information regarding the use, generation, storage, transportation or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Paragraph within a reasonable time,




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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any law shall constitute a waiver of any of Tenant's obligations under this paragraph.

          14.3. Tenant shall indemnify, defend, and hold harmless Landlord, and manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees, from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease (except as such deposits, spills, discharges, or other releases may be caused by Landlord or Landlord's agents, employees or contractors), at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and other environmental laws.

          14.4 Tenant's obligations and liabilities under this Paragraph 14 shall survive the expiration of this Lease.

          15. SUBORDINATION

          As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with such waiver.

          16. LIABILITY INSURANCE

          Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto, and against liability for property damage, in combined single limits of at least one million and no/100 ($1,000,000). The limits of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be




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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


in companies acceptable to Landlord. Tenant shall deliver to Landlord, prior to the right of entry, copies of policies of liability insurance required herein or certificates evidencing the existence of amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage without thirty (30) days prior written notice to Landlord. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry. Tenant shall be allowed to self insure for the amounts and types of insurance covered by this paragraph.

          17. UTILITIES

          Tenant shall pay for all water, gas, heat, light, power, sewer charges, garbage, telephone service, and all other services and utilities supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion of such expenses to be determined by Landlord in accordance with Paragraph 6.

          18. PERSONAL PROPERTY TAXES

          Tenant shall pay before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the premises. If any or all of Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property shall be assessed and taxes with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

          19. RULES AND REGULATIONS

          Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to the Tenant for noncompliance with any said rules and regulations by any other tenants or occupants.

          20. HOLDING OVER

          If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental rate in the amount of the last monthly Minimum Rent and Additional Rent which would be payable hereunder during such period following the expiration of the term hereof if the lease were still in




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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


effect. All the terms hereof not inconsistent with a month-to-month tenancy shall apply to such tenancy.

          21. ENTRY BY LANDLORD

          Landlord reserves the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, or to repair the Premises and any portion of the building of which the Premises are a part that Landlord may deem necessary or desirable, and during the last ninety (90) days of the term hereof or immediately following notice of termination to Tenant in accordance with the terms hereof, to show the Premises to prospective purchasers or tenant, all without abatement of rent. For purposes of repair, Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby unless due to Landlords negligence. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, excluding Tenant's vaults, safes, and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Damaged occasions by such entry shall be repaired by landlord at Landlord's expense. Any entry to the Premises obtained by Landlord by any means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of the Tenant from the Premises or any portion thereof.

          22. TENANT'S DEFAULT

          The occurrence of any one or more of the following events shall constitute a default and breach of the Lease by Tenant.

          (a) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten days after written notice thereof by Landlord to Tenant.

          (b) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this lease to be observed or performed by the Tenant, other than those set forth in Paragraph 22(b), where such failure shall continue for a period of thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to




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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (c) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petitioning to have Tenant adjudged bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located as the Premises or of Tenant's interest in this lease, where such seizure is not discharged within thirty (30) days.

          23. REMEDIES IN DEFAULT

          If Tenant fails to pay rent as herein required or to perform any other covenant of this Lease, Landlord may re-enter and take possession of the Premises and shall have all the rights of a Landlord under the Laws of the state of Washington. Notwithstanding such retaking of possession by Landlord, Tenant shall remain liable for the rental for the balance of the term. Upon re-entering and taking possession of the Premises, the Landlord has several alternative options. The Landlord may elect:

          1. To terminate/cancel the Lease, in which event the unpaid rent for the balance of the rental period if it is greater than the present reasonable rental value of the Premises in the market place shall be due and owing to the Landlord by the Tenant, or;

          2. The Landlord may re-lease the Premises without terminating the Lease. The Landlord has the option to re-lease all or any part of the Premises that the Landlord is able to re-lease and which is deemed advisable in the opinion of the Landlord to re-lease. Upon any re-leasing of the property any and all rents received shall be accounted to for the Tenant. The Tenant shall be responsible for any differences between any rental amount collected by the Landlord on re-leasing the Premises and the rental rate of the Tenant under the Lease in determining the amount due. The Landlord may deduct from any rental amount the following associated expenses in releasing the Premises.

                (a) Any necessary renovations and alterations of the Premises;

                (b) Reasonable attorney's fees incurred in re-leasing the Premises;

                (c) Any real estate leasing commissions paid on re-leasing the space.





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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


The Tenant shall be responsible for payment to the Landlord monthly, any deficiency between the net amount received by the Landlord for the re-lease and the original lease amount agreed upon by the Tenant.

          In the event of re-entry or taking possession of the Premises, Landlord shall have the right but not the obligation to remove therefrom all property located therein and may store the same in any place selected by Landlord, including but not limited to a public warehouse at the expense and risk of Tenant thereof with the right to sell such property without notice to Tenant after it has been stored for a period of thirty (30) days. The proceeds of such sale shall be applied first to the cost of sale, second to the payment of storage charges, and third to the payment of any other sums which may then be due to Landlord from Tenant, with any balance to be paid to Tenant.

          24. DEFAULT BY LANDLORD

          Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default, and Tenant's remedies shall be limited to damages and/or an injunctive relief.

          25. RECONSTRUCTION

          In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Minimum Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the square footage of the devised premises which is rendered unsuitable for occupancy by Tenant the extent to which the damage and making of such repairs shall interfere with the business carried on by the Tenant in the Premises. In the event the destruction of the Premises is to an extent of ten percent (10%) or more of the full replacement cost, then Landlord shall have the option to (1) repair or restore such damage, this Lease continuing in full force and effect, but the Minimum Rent to be proportionately reduced as herein above in this Article provided; or (2) give notice to Tenant at any time within sixty
(60) days after such damage, terminating this lease as of the date specified in such notice, which date shall be not more than thirty (30) days after the giving of such notice. In the event of giving of such notice,



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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Minimum Rent, reduced by a proportionate reduction, based upon the square footage of the devised Premises which is rendered unsuitable for occupancy by Tenant. The extent, if any, to which such damage interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said termination.

          26. EMINENT DOMAIN

          If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at his option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice. If any portion of the Project other than the Premises may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this lease upon written notice to Tenant. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given, other than any amount specifically allocated to the value of Tenant's leasehold interest.

          27. PARKING AND COMMON AREAS

          Prior to the date of Tenant's opening for business in the Premises, Landlord shall cause said common and parking area or areas to be graded, surfaced, marked, and landscaped at no expense to the Tenant.

          (a) The Landlord shall keep said automobile parking and common areas in a neat, clean, and orderly condition, and shall repair any damage to the facilities thereof, but all expenses in connection with said automobile parking and common areas shall be charged and prorated in the manner as set forth in Paragraph 6 hereof.

          (b) Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and subtenants, shall have the exclusive use of 62 parking spaces, and the exclusive use of an additional 37 parking spaces upon its occupancy of Suites M and N as described in Paragraph 1(b)(1) and 1(b)(2) above, with the location of said 99 parking spaces being highlighted in yellow on Exhibit "C" attached hereto and incorporated herein, during the entire term of this Lease or any extension thereof, for ingress and egress, and automobile parking. In addition, as Tenant adds Paragraph (1)(b)(3) Expansion Space pursuant to the terms of this Lease, additional exclusive parking shall be granted to Tenant according to Schedule "1" attached to Exhibit "C" and incorporated herein.

          (c) The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules, and regulations, and charges for parking as the Landlord may




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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules may include but shall not be limited to the following:
(1) the restricting of employee parking to a limited, designated area or areas; and (2) the regulation of the removal, storage, and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant, or as provided in Paragraph 6. Landlord shall not be responsible to the Tenant for noncompliance with any said rules and regulations by any other tenants or occupants.

          28. SIGNS

          The Tenant may affix to the Premises only such signs, advertising placards, names insignia, trademarks, and descriptive material as shall have first received the written approval of the Landlord as to type, size, color, location, copy nature, and display qualities. Anything to the contrary in the lease notwithstanding, Tenant shall not affix any sign to the roof. Tenant may, however, erect one sign on the front of the premises not later than the date Tenant opens for business, in accordance with a design to be prepared by the Tenant and approved in writing by the Landlord. Consent of Landlord shall not be unreasonably withheld.

          29. DISPLAYS

          The Tenant may not display or sell merchandise within the control of Tenant outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers, or similar devices or use in or about the premises an advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs, or radio broadcasts.

          30. AUCTIONS

          Tenant shall not conduct or permit to be conducted any sale by auction in, upon, or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment or creditors, or pursuant to any bankruptcy or other inclemency proceeding.

          31. GENERAL PROVISIONS

          (a) Plats and Riders. Exhibits, clauses, plats, riders, and addenda, if any, affixed to this Lease are a part hereof, and specifically incorporated by this reference as if fully set forth herein.

          (b) Waiver. The waiver by Landlord of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained.



   DB                                                                     DG
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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant, or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

          (c) Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

          (d) Marginal Headings. The marginal headings and article titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

          (e) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

          (f) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

          (g) Recordation. Neither Landlord nor Tenant shall record this Lease, but a short-form memorandum hereof may be recorded at the request of Landlord or Tenant.

          (h) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

          (i) Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designed within ten (10) days after that said amount is past due, the Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in absence of any governing law, ten percent (10%) of such overdue amount), plus any attorney's fees incurred by Landlord by reason of Tenant's failure to apply rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with



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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (j) Prior Agreements. This Lease contains all of the agreement of the parties hereto with respect to any matter covered or mentioned in this lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This interest shall not be effective or binding on any party until fully executed by both parties hereto.

          (k) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

          (l) Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair, or invalidate an other provision hereof and such other provision shall remain in full force and effect.

          (m) Cumulative Remedies. No remedy hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          (n) Choice of Law. This Lease shall be governed by the laws of the State of Washington. Venue for any action hereunder may be properly laid in King County.

          (o) Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorney's fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorney's fees and court costs reasonably incurred.

          (p) Sale of Premises by Landlord. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord hereunder.


   DB                                                                     DG
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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


          (q) Subordination, Attornment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust, to any bank, insurance company, or other lending institution, now or hereafter in force against the Premises, and do all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease. The provisions of this paragraph to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

          (r) Notices. All notices and demands which are required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the address set forth herein, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the address set forth herein, and to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

          To Landlord at:               KAMBER PARK ASSOCIATES
                                        c/o The REIS Group
                                        13221 SE 26th Street, Suite M
                                        Bellevue, WA 98005

          To Tenant at:                 OPTIVA CORPORATION
                                        13222 SE 30th Street
                                        Bellevue, WA 98005

          (s) Tenant's Statement. Tenant shall at any time and from time to time, upon not less than seven (7) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any; and (2) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed; and (3) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

          (t) Authority of Tenant. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized




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LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation and Tenant shall provide Landlord with a Certified Corporate Resolution authorizing Tenant to enter into this Lease. The parties hereto acknowledge and agree that they have each been represented in the negotiations and preparation of this Lease by independent counsel of their choice, and that they have read this Lease, have had its contents fully explained to them by such counsel, and are aware of the contents hereof and of its legal effect. No representation or recommendation is made by the Landlord, real estate broker, or its agents or employees. In the event it should be determined that any provision of this Agreement is uncertain or ambiguous, the language in all parts of this Agreement shall be in all cases construed as a whole according to its fair meaning and not strictly construed for nor against any party.

          (u) Unavoidable Circumstances. No party hereto shall be deemed to be in breach or in violation of this Agreement if the party is prevented from performing any of its obligations hereunder for any reason beyond its reasonable control including and without limitation acts of God, riots, strikes, fires, storms, public disturbances, or any regulation of any federal, state or local government or any agency thereof. Without limiting the generality of the foregoing, Landlord shall not be liable if any such unavoidable circumstances prevent it from delivering Expansion Space to Tenant in a timely manner.

          32. BROKERS

          Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this lease excepting only The REIS Group, Inc., Property Investments Incorporated and Business Space Resources Ltd.; it knows of no other real estate broker or agent who is entitled to a commission in connection with this lease.

          33. ARBITRATION OF ALL CONTROVERSIES AMERICAN ARBITRATION ASSOCIATION

          Any disagreements between the parties with respect to the interpretation or application of the lease or the obligations of the parties hereunder may be determined by arbitration. Such arbitration may be conducted only upon the request of the Landlord and the Tenant before one arbitrator designated by the American Arbitration Association and in accordance with the rules of such Association. The arbitrator designated and acting under this Lease shall make his award in strict conformity with such rules and provisions thereof. The expenses of arbitration together with reasonable attorneys' fees and costs incurred shall be the responsibility of the losing party, all as determined by the arbitrator and notwithstanding any contrary provisions in the rules of the American Arbitration


   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


Association. All arbitration proceedings shall be conducted in the City of Seattle, or any other location designated at the sole option of the Landlord.

          34. FAIR RENTAL VALUE.

          Whenever the provisions of this Lease require a determination of the fair rental value of a Suite in the Project, said fair rental value shall be determined in accordance with the procedure set forth in this Section 34.

          As used in this Lease, the "fair rental value" shall mean the annual rate of base monthly rent per rentable square foot being quoted by owners to prospective tenants of comparable status and financial condition and comparable use or, to the extent applicable, to existing tenants, at such point in time

              (i) for space in the Project and for space in other office/warehouse buildings in the same general area that are comparable to the Project in age, class and quality, which space in comparable in size, location and configuration with respect to which such rate is to apply; and

              (ii) for a lease term of substantially the same duration and commencement date as the term for the applicable Suite.

          The parties shall have thirty (30) days after a Triggering Event in which to agree on the fair rental value of the applicable Suite. If Landlord and Tenant are unable to agree on the fair rental value for the applicable Suite by that time, then the fair rental value shall be arbitrated in the following manner: Landlord and Tenant shall each, within five (5) days thereafter, select an arbitrator who shall be a disinterested person with reasonable knowledge and experience relative to the subject to be arbitrated. The two arbitrators thus selected shall immediately thereafter select a third arbitrator who shall likewise be a disinterested person having reasonable knowledge and experience relative to the subject to be arbitrated. The three arbitrators so chosen shall meet promptly after the appointment of the third arbitrator and shall act as a committee to determine the fair rental value of the affected premises, subject to the definition of "fair rental value" set forth above and the limitations set forth below. The expenses of the individual arbitrators shall be borne by the appointing parties, and the expense of the third arbitrator shall be borne equally by Landlord and Tenant. In no event shall the fair rental value of a Suite as determined by negotiation between Landlord and Tenant or as determined by arbitration be less than the then current monthly rental for that particular Suite as set forth in Section 3(b) above.

          35. CONSTRUCTION OF LEASE.

          This Lease is intended to supersede and replace the Lease between Landlord and Tenant dated February 17, 1995, except with respect to the lease of the Current Premises



   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


until the effective date of this Lease. Without limiting the generality of the foregoing, Landlord shall have no obligation to provide tenant improvements to Tenant for the Current Premises or Expansion Space.

            IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as of the date and year first above written.







   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


LANDLORD:                                     TENANT:
KAMBER PARK ASSOCIATES                        OPTIVA CORPORATION



By:   /s/   David K. Bromel                   By: /s/      David Giuliani
   ------------------------------                ------------------------------
Its:  General Partner                         Its:  President/CEO

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

          I certify that I know or have satisfactory evidence that DAVID K. BROMEL is the person who appeared before me, and that person acknowledged signing this instrument, on oath stated his authority to execute the instrument and acknowledged it as the authorized agent of the party on behalf of KAMBER PARK ASSOCIATES to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

          SUBSCRIBED and SWORN to before me this 16th day of May, 1995.

                                            /s/ Candace Bustanoby
                                            -----------------------------------
                                            (printed name):  Candace Bustanoby
                                            NOTARY PUBLIC in and for the State
                                            of Washington, residing at Bellevue
                                            My Commission expires:  3-4-97

[Seal]



   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                   CONFIDENTIAL


STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF KING           )

            I certify that I know or have satisfactory evidence that DAVID GIULIANI is the person who appeared before me, and that person acknowledged signing this instrument, on oath stated his authority to execute the instrument and acknowledged it as the authorized agent of OPTIVA CORPORATION to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

            SUBSCRIBED and SWORN to before me this 15th day of May, 1995.

                                          /s/ DEBBIE J. MCGILLIVRAY
                                          -----------------------------------
                                          (printed name):
                                          NOTARY PUBLIC in and for the State
                                          of Washington, residing at Kirkland
                                          My Commission expires:

[Seal]





   DB                                                                     DG
--------                                                                ------
LANDLORD                                                                TENANT

                                                                    CONFIDENTIAL

                           OPTIVA RENT AT KAMBER PARK

                                                                         5/2/95

                                Sq. Ft.     Rate/     Sq. Ft.    Rate/     Rate for                        Total        Date
    Suite         Sq. Ft.       Office    sq ft/mo   Warehouse  sq ft/mo   the Suite     Rent/mo.         Rent/mo.    Effective
K&L               11,032         6,046      $1.00      4,986     $0.50                  $8,539.00         $8,539.00     Mar-95

D                 13,892         1,910                11,982                $0.54        7,501.68        $16,040.68     Jun-95

M                  6,940          940       $1.00      6,000     $0.50                   3,940.00        $19,980.68   est Aug-95

D              Rate Increase                                                $0.55        7,640.60        $20,119.60     Aug-95

N                  7,872         1,390      $1.00      6,482     $.050                   4,631.00        $24,750.60     Nov-95

D              Rate increase                                                $0.56        7,779.52        $24,889.52     Aug-96

M&N            Rate increase                $1.03               $0.515                   8,828.13        $25,146.65     Nov-96

D, K & L       Rate increase                $1.03               $0.515                  16,933.20        $25,761.33     Aug-97

M&N            Rate increase                $1.06                $0.53                   9,085.26        $26,018.46     Nov-97

D, K & L       Rate increase                $1.06                $.053                  17,426.40        $26,511.66     Aug-98

M&N            Rate increase                $1.09               $0.545                   9,342.39        $26,768.79     Nov-98

D, K & L       Rate increase                $1.09               $0.545                  17,919.60        $27,261.99     Aug-99

M&N            Rate increase                $1.12                $0.56                   9,599.52        $27,519.12     Nov-99


            Note:  The rents shown are the minimum rents per the lease.

                                                                    CONFIDENTIAL


                           OPTIVA RENT AT KAMBER PARK

                                                                         5/2/95


                              Sq. Ft.    Rate/     Sq. Ft.     Rate/       Rate for                       Total         Date
    Suite        Sq. Ft.      Office   sq ft/mo   Warehouse   sq ft/mo     the Suite   Rent/mo.          Rent/mo.     Effective

K&L              11,032        6,046      $1.00     4,986       $0.50                 $8,539.00          $8,539.00      Mar-95

D                13,892        1,910               11,982                    $0.54     7,501.68         $16,040.68      Jun-95

M                6,940          940       $1.00     6,000       $0.50                  3,940.00         $19,980.68    est Aug-95

D            Rate Increase                                                   $0.55     7,640.60         $20,119.60      Aug-95

N                7,872         1,390      $1.00     6,482       $.050                  4,631.00         $24,750.60      Nov-95

D            Rate increase                                                   $0.56     7,779.52         $24,889.52      Aug-96

M&N          Rate increase                $1.03                $0.515                  8,828.13         $25,146.65      Nov-96

D, K & L     Rate increase                $1.03                $0.515                 16,933.20         $25,761.33      Aug-97

M&N          Rate increase                $1.06                 $0.53                  9,085.26         $26,018.46      Nov-97

D, K & L     Rate increase                $1.06                 $.053                 17,426.40         $26,511.66      Aug-98

M&N          Rate increase                $1.09                $0.545                  9,342.39         $26,768.79      Nov-98

D, K & L     Rate increase                $1.09                $0.545                 17,919.60         $27,261.99      Aug-99

M&N          Rate increase                $1.12                 $0.56                  9,599.52         $27,519.12      Nov-99

            Note:  The rents shown are the minimum rents per the lease

                                                                   CONFIDENTIAL

                                                                   May 12, 1995



Ms. Jan Wanzer
Gymnastics East, Inc.
12730 Possession Lane
Edmonds, WA 98020

Dear Ms. Wanzer,

            Optiva Corp. appreciates you cooperation in helping provide additional expansions space. Pursuant to our agreement and your amended lease with Kamber Park Associates I am enclosing an $8,000 check to help defray certain costs for Gymnastics East to move into Suite C. Optiva will provide an additional $8,000 upon Gymnastics East occupying Suite C.

            Please acknowledge by signing in the space provided below, returning the original to me in the enclosed envelope.

Sincerely,

/s/

Michael D. Stull
Finance Director



Acknowledged by:



/s/   JAN M. WANZER
-----------------------------------
Ms. Jan Wanzer
Gymnastics East, Inc.

cc:         Dave Bromel
            Paul Suzman

                                                                   CONFIDENTIAL


                               AMENDMENT TO LEASE


          This is an amendment to that certain Lease (the "Lease") dated February 11, 1993, by and between Kamber Park Associates, Landlord, and Gymnastics East, Inc., Tenant.

          Landlord hereby gives its consent to Tenant, and Tenant hereby agrees, to move from Tenant's current location at Kamber Park, Suite M, to Suite C. Said move shall occur upon the vacation of Suite C by its current occupant, US West. As soon as practicable following mutual execution of this Amendment, Landlord shall give US West the requisite ninety (90) day written notice to vacate Suite
C. Tenant's occupancy of Suite C shall commence immediately upon vacation by US West. Landlord shall not be liable should US West fail to vacate Suite C in a timely manner.

          Tenant's new Premises (Suite C) shall encompass an area, including warehouse and some office space, totaling approximately 8,620 square feet. Based on rates of $.50/square foot for warehouse space, and $1.00/square foot for office space, the monthly NNN rent payable through the balance of Tenant's term will be $5,405.00. Rent shall be paid at these amounts regardless of the actual square footage of the new or current Premises.

          Optiva Corporation, by virtue of a separate agreement with Landlord, has agreed to contribute $1,000.00 per month of Tenant's rent, through direct payments to Landlord. Tenant's net monthly rent will therefore be $4,505.00. In consideration of certain expenses associated with Tenant's move to Suite C, Optiva Corporation has also agreed to pay directly to Tenant the amount of $8,000.00 payable on mutual execution and acknowledgment of this Amendment, and an additional $8,000.00 when Tenant takes occupancy of Suite C. Except as set forth in this paragraph, the move described herein shall be at Tenant's cost and expense.

          Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and subtenants, shall have the exclusive use of sixteen
(16) parking spaces, with the location of said parking spaces being highlighted in yellow on Exhibit "A" attached hereto and incorporated herein, during the entire term of this Lease or any extension thereof, for ingress and egress, and for automobile parking.

          Tenant is hereby given the option to terminate the Lease at any time during the term thereof upon sixty (60) days' prior written notice to Landlord.

                                                                   CONFIDENTIAL



          ALL OTHER TERMS AND CONDITIONS OF THE ORIGINAL LEASE SHALL REMAIN IN FULL FORCE AND EFFECT.

LANDLORD:                               TENANT:

KAMBER PARK ASSOCIATES                  GYMNASTICS EAST, INC.



  /s/     DAVID K. BROMEL               /s/   JAN WANZER
----------------------------            ----------------------------
By:  David Bromel                       By:  Jan Wanzer

Date:       5/16/95                     Date:        5/18/95
     -----------------------                 -----------------------





                                      -2-